                                                                   Exhibit 10.11

[MEMORY LOGO]

MEMORY PHARMACEUTICALS CORP.
100 Philips Parkway                                               TONY SCULLION
Montvale, New Jersey 07645                               Chief Executive Officer
Phone: (201) 802-7103
Fax: (201) 802-7190
E.mail:scullion@memorypharma.com
www.memorypharma.com



October 22, 2003

F.Hoffmann-La Roche Ltd
Grenzacherstrasse 124
CH-4070
Basel, Switzerland
Attn: Legal Department

Hoffmann-La Roche Inc.
340 Kingsland Street
Nutley, NJ 07110
Attn: Corporate Secretary


Dear Sirs:

     Reference is made to the Collaboration and License Agreement dated July 29, 2002 (the "Agreement") among F.Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc. (collectively "Roche") and Memory Pharmaceuticals Corp. ("Memory"). Memory and Roche desire to amend the Agreement as hereinafter set forth.

     In consideration of the mutual covenants and agreements contained herein, Roche and Memory hereby agree that the Agreement is hereby amended to delete the Event "JLT decides to file an IND for MEM1414" included in Section 4.1 of
Article 4, and to replace it with the Event:

          "The earlier to occur of the following events:

          1. both approval of the MAD protocol by the Institutional Review Board and written notification by the Roche development team to Memory and the JLT of Roche's decision to proceed with a MAD study (after the development team has met with Memory to review and discuss the results of the four-week tox study and SAD study), or

          2. the JLT decides to file an IND for MEM1414."

     Except as amended by this letter, all of the terms and conditions of the Agreement shall remain in full force and effect.
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October 22, 2003
Page 2

      If you are in agreement with the foregoing, please sign and return one copy of this letter.

                                       Very truly yours,

                                       MEMORY PHARMACEUTICALS CORP.

                                       By: /s/ Tony Scullion
                                           ------------------------------------
                                           Name: Tony Scullion
                                           Title: C.E.O.

Agreed to this
               ----
day of October, 2003

F. HOFFMANN-LA ROCHE LTD

By: /s/ B. Bulzon
    -----------------------------------
    Name: B. Bulzon
    Title: Exec Vice President

By: /s/ D. Schaffner
    -----------------------------------
    Name: D. Schaffner
    Title: V.P. Licensing

HOFFMANN-LA ROCHE INC.

By: /s/ Dennis E.  Burns
    ----------------------------------
    Name: Dennis E. Burns
    Title: Vice President
           Global Head of Business Development